UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2023

PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

Oregon	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16760 SW Upper Boones Ferry Rd., Suite 101
Portland, OR 97224
(503) 601-4545
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PXLW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers

On August 14, 2023, the board of directors (the “Board”) of Pixelworks, Inc. (the “Company”) approved the amendment and restatement of the Company’s Executive Compensation Recovery Policy, originally effective as of April 11, 2019 (as amended and restated, the “Executive Compensation Recovery Policy”), as part of the annual review of the Company’s compensation arrangements by the Board’s Compensation Committee.
The Board approved the Executive Compensation Recovery Policy to comply with the final clawback rules adopted by the Securities and Exchange Commission pursuant to Section 10-D and Rule 10D-1 (“Rule 10D-1”) of the Securities Exchange Act of 1934, as amended, and the applicable rules of The Nasdaq Stock Market LLC (the “Nasdaq Rules” and, together with Rule 10D-1, the “Final Clawback Rules”).
The Executive Compensation Recovery Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers of the Company as defined in Rule 10D-1 (each a “Covered Executive”) in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Executive engaged in misconduct or was otherwise responsible for the requirement of an accounting restatement.
The foregoing summary of the Executive Compensation Recovery Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Executive Compensation Recovery, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
10.1	Executive Compensation Recovery Policy, as amended and restated as of August 14, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

Dated:	August 17, 2023	/s/ Haley F. Aman
Haley F. Aman Chief Financial Officer